                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        GOLDEN WEST FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    J. L. HELVEY, GROUP SENIOR VICE PRESIDENT
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                                                  March 15, 1996

Dear Stockholder:

    The Annual Meeting of Stockholders of Golden West Financial Corporation will be held April 30, 1996, at 11:00 a.m. on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California. The management and directors of Golden West Financial Corporation look forward to meeting with you at that time.

    Attached to this letter is the formal notice of meeting and proxy statement. We urge you to complete and return the enclosed proxy immediately. A prepaid return envelope is provided for that purpose. If you attend the meeting, you may withdraw your previously mailed proxy and vote at the meeting.

    Sincerely yours,

HERBERT M. SANDLER        MARION O. SANDLER
CHAIRMAN OF THE BOARD     CHAIRMAN OF THE BOARD
AND                       AND
CHIEF EXECUTIVE OFFICER   CHIEF EXECUTIVE OFFICER

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                       GOLDEN WEST FINANCIAL CORPORATION

    The Annual Meeting of Stockholders of Golden West Financial Corporation (the "Company") will be held on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California on Tuesday, April 30, 1996, at 11:00 a.m. for the following purposes:

       (1) To elect three members of the Board of Directors to hold office for three-year terms and until their successors are duly elected and qualified;

       (2) To approve the Amendment and Restatement of the Golden West Financial Corporation 1996 Stock Option Plan;

       (3) To ratify the selection of independent auditors; and

       (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The close of business on March 4, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. A list of such stockholders will be available at the time and place of the meeting and, during ten days prior to the meeting, at the office of the Secretary of Golden West Financial Corporation, 1901 Harrison Street, Oakland, California.

                                          By order of the Board of Directors

                                          ROBERT C. ROWE
                                          SENIOR VICE PRESIDENT AND SECRETARY

March 15, 1996

IMPORTANT: TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE,  DATE,
           SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE WHICH HAS BEEN PROVIDED.

                                PROXY STATEMENT

    The enclosed proxy is solicited on behalf of the Board of Directors of Golden West Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders on April 30, 1996 for the purposes set forth in the foregoing notice. Any stockholder may revoke his proxy at any time prior to exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date, or upon request if such stockholder is present at the meeting and chooses to vote in person.

    The expense of soliciting proxies will be paid by the Company. Proxies may be solicited by regular employees of the Company personally or by telephone or telegraph, and the Company will upon request reimburse persons holding shares in their names, or the name of their nominees, but not owning the shares beneficially, for reasonable expenses of forwarding proxy materials to their principals.

    The principal executive offices of the Company are located at 1901 Harrison Street, Oakland, California 94612. This Proxy Statement and the enclosed Proxy are being sent or given to stockholders commencing March 15, 1996.

                               VOTING SECURITIES

    Only stockholders of record on the books of the Company as of 5:00 p.m., March 4, 1996 will be entitled to vote at the Annual Meeting. As of the close of business on March 4, 1996, there were outstanding 58,729,559 shares of Common Stock of the Company, $.10 par value. Stockholders are entitled to one vote for each share held except that, in the election of directors, each stockholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held by such stockholder multiplied by the number of directors to be elected (three), which votes may be cast for a single candidate or distributed among any or all candidates as such stockholder sees fit. The three candidates for director receiving the highest number of votes shall be elected. Consistent with Delaware law, abstentions and broker non-votes will not be counted, except that shares owned by stockholders submitting signed proxies will be counted for the purpose of determining whether a quorum of stockholders is present at the Annual Meeting.

                             ELECTION OF DIRECTORS

    Pursuant to Article Seventh of the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, each of which consists of three directors. The third class of directors is being elected at the 1996 Annual Meeting and will serve until the 1999 Annual Meeting. The first class of directors will serve until the 1997 Annual Meeting and the second class of directors will serve until the 1998 Annual Meeting.

    Three directors are to be elected at the 1996 Annual Meeting. Louis J. Galen, Antonia Hernandez, and Bernard A. Osher are nominees for directors. Mr. Galen and Mr. Osher were elected directors by a vote of the stockholders at the 1993 Annual Meeting of Stockholders. Ms. Hernandez was appointed by the Board of Directors in May 1995 to fill a vacancy in the third class of directors. Since 1985, Ms. Hernandez has been president and general counsel of the Mexican American Legal Defense and Educational Fund, which is a non-profit organization dedicated to promoting and protecting the civil rights of United States Latinos.

    In the absence of instructions to the contrary, shares represented by the enclosed proxy will be voted FOR the election of the above nominees to the Board of Directors. If any of such persons are unable or unwilling to be nominated for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxy holders will vote for such substitute nominees as the Company's Board of Directors may propose. The management has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a director. Notwithstanding the foregoing, if one or more persons other than those named above are nominated as candidates for the office of director, the proxy holders may cumulate votes and the enclosed proxy may be voted in favor of any one or more of the nominees named above, to the exclusion of others, and in such order of preference as the proxy holders may determine in their discretion.

    Set forth below is certain information concerning the nominees and the members of the Board of Directors who will continue in office after the 1996 Annual Meeting:

                                                                                                  COMMON STOCK BENEFICIALLY
                                                                                                         OWNED AS OF
                                                                       SERVED                        FEBRUARY 29, 1996(1)
    CONTINUING DIRECTORS               BUSINESS EXPERIENCE               AS                    --------------------------------
      AND NOMINEES FOR                DURING PAST FIVE YEARS          DIRECTOR                       NUMBER          PERCENT
      DIRECTOR (CLASS)                AND OTHER INFORMATION             SINCE         AGE          OF SHARES         OF CLASS
-----------------------------  ------------------------------------  -----------      ---      ------------------  ------------

Louis J. Galen (III)           Retired (Since 1982) Company                1959           70      1,194,636(2)            2.0%
                               Officer, Private Investor; Director
                               of Trans World Bank
Antonia Hernandez (III)        President and General Counsel of The        1995           48             --                --
                               Mexican American Legal Defense and
                               Educational Fund
Patricia A. King (II)          Professor of Law, Georgetown                1994           53            100                --
                               University, Washington, D.C.;
                               Adjunct Professor, Department of
                               Health Policy and Management, School
                               of Hygiene and Public Health, Johns
                               Hopkins University
William D. McKee (I)           Retired (Since 1988) Partner,               1970           69         97,633(3)             .2%
                               Orrick, Herrington & Sutcliffe, Law
                               Firm
Bernard A. Osher (III)         Chairman, Butterfield and                   1970           68      3,564,650               6.1%
                               Butterfield, Auctioneers
Kenneth T. Rosen (I)           Professor of Business                       1984           47          3,000                --
                               Administration, Haas School of
                               Business; Chairman of the Center for
                               Real Estate and Urban Economics,
                               University of California, Berkeley
Paul Sack (II)                 Principal, The Paul Sack Properties,        1989           68          6,200                --
                               Real Estate Investment and Private
                               Management Company
Herbert M. Sandler (I)(4)      Chairman of the Board and Chief             1963           64      5,231,694(5)(6)         8.8%
                               Executive Officer of the Company and
                               World Savings and Loan Association
Marion O. Sandler (II)(4)      Chairman of the Board and Chief             1963           65      5,644,444(5)(7)         9.5%
                               Executive Officer of the Company and
                               World Savings and Loan Association
All directors and officers as a group (14 persons)                                               11,663,730(8)           19.4%

------------
(1) Held directly with sole voting and investment powers unless otherwise noted, subject to community property laws where applicable.

(2) Includes 1,156,636 shares held in trust by Mr. Galen with sole voting and investment powers. Also includes 38,000 shares, with shared voting and investment powers, held in a charitable trust for which Mr. Galen is trustee.

(3) Includes 13,521 shares held jointly, with shared voting and investment powers, by Mr. McKee and his spouse, as co-trustees. Also includes 84,112 shares held in trust for the benefit of Mr. McKee and members of his family.

(4) Member of the Executive Committee.

(5) Includes for both Herbert M. Sandler and Marion O. Sandler, husband and wife, 4,670,394 shares, with shared voting and investment powers, held jointly by Mr. and Mrs. Sandler, as co-trustees.

(6) Includes for Herbert M. Sandler 900 shares with voting and investment powers in trust for the benefit of his sister-in-law, 163,208 shares with shared voting and investment powers held in trusts for the benefit of Mr. and Mrs. Sandler's descendents with Mr. and Mrs. Sandler as co-trustees, and 506,400 shares which Mr. Sandler may acquire upon exercise of employee stock options exercisable on February 29, 1996, or within 60 days thereafter.

(7) Includes for Marion O. Sandler 30,060 shares with voting and investment powers in trust for the benefit of herself and descendents, 356,580 shares with voting and investment powers held in trusts for the benefit of Mr. and Mrs. Sandler's descendents, 163,208 shares with shared voting and investment powers held in trusts for the benefit of Mr. and Mrs. Sandler's descendents with Mr. and Mrs. Sandler as co-trustees, and 587,410 shares which Mrs. Sandler may acquire upon exercise of employee stock options exercisable on February 29, 1996, or within 60 days thereafter.

(8) Includes 5,469,764 shares as to which officers and directors share with others voting and/or investment powers. Also includes 1,397,720 shares which certain officers may acquire upon the exercise of employee stock options exercisable on February 29, 1996, or within 60 days thereafter.

    The continuing directors and nominees for elections as directors have had the principal occupations or employments set forth in the foregoing table for at least the past five years, except for Marion O. Sandler who was President and Chief Executive Officer of the Company and World Savings and Loan Association until January 1993 at which time she became Chairman of the Board and Chief Executive Officer of the Company and World Savings and Loan Association along with Herbert M. Sandler. Paul Sack was a principal and partner in RREEF Funds, a real estate investment management company, until he retired in 1992 at which time Mr. Sack resumed his active participation in The Paul Sack Properties, a real estate company which he started in 1959.

    Herbert M. Sandler and Marion O. Sandler are husband and wife. Bernard A. Osher is the brother of Mrs. Sandler. Herbert M. Sandler, Marion O. Sandler and Bernard A. Osher may be deemed to be "control" persons of the Company, within the meaning of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The business address for Mr. and Mrs. Sandler is 1901 Harrison Street, Oakland, California 94612. The business address for Mr. Osher is 220 San Bruno Avenue, San Francisco, California 94103.

    During 1995, the Company's Board of Directors held four meetings. The Board of Directors has standing Nominating, Audit, Compensation and Stock Option Committees. The members of the Nominating Committee in 1995 were Kenneth T. Rosen and Paul Sack. The Nominating Committee's principal function is to identify and propose to the Board qualified individuals as potential candidates for the position of Director. The Nominating Committee does not consider recommendations from stockholders for nominations for Director. The members of the Audit Committee in 1995 were Louis J. Galen, William D. McKee and Kenneth T. Rosen. The principal function of the Audit Committee is to assist the Board of Directors in reviewing the financial statements of the Company and its subsidiaries as issued to its stockholders and others. Such Committee held four meetings of its members during 1995. The members of the Compensation and Stock Option Committees in 1995 were William Patrick Kruer, Kenneth T. Rosen and Paul Sack.

Mr. Kruer resigned from the Board of Directors in February 1995. Patricia A. King was appointed to the Stock Option Committee at the January 1996 Board Meeting. The report of the Compensation Committee is set forth below:

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
To the Board of Directors:

    The Compensation Committee's primary function is to review and recommend, for review by the Board of Directors, the salaries and other compensation of the Company's senior executive officers. In addition, the members of the Compensation Committee, along with another board member, serve as the Company's Stock Option Committee which approves the grants of stock options pursuant to the Company's Stock Option Plan, including grants of stock options to executive officers of the Company. The Compensation Committee met in May of 1995 to recommend to the Board of Directors salaries and stock options, for the period May 2, 1995 through April 30, 1996, for the Company's chief executive officers ("Chief Executive Officers"), and its President and Senior Executive Vice President (together with the Chief Executive Officers, the "Senior Executive Officers"). The Committee consulted with the Company's accounting firm, Deloitte & Touche LLP in developing the Committee's recommendation to the Board. The cash compensation of the Company's other executive officers was determined through normal annual reviews by their managers, who included one or more of the Chief Executive Officers, the President, or the Senior Executive Vice President. The compensation of each such officer was determined in those reviews with reference to the officer's individual performance in such officer's area of responsibility and the manager's assessment of the officer's contribution to the performance of the Company. The Stock Option Committee also met in December 1995 and considered grants of stock options to executive officers other than the Senior Executive Officers.

  COMPENSATION GOALS AND APPROACH

    The Committee's goals were to provide compensation that: (a) reflects both the Company's and the executives' performance; (b) compares reasonably with compensation in the relevant market; and (c) attracts and retains high quality executives. In its evaluation of executive compensation for the Senior Executive Officers, the Committee considered factors relating to the Company's performance, compared to a peer group, and the compensation of the Company's Senior Executive Officers relative to the compensation of executives in the peer group. The peer group included the top performing regional bank holding companies (BANC ONE Corp., BankAmerica Corp., Boatmen's Bancshares, Corestates Financial Corp., First Bank System, First Chicago Corp., First Union Corporation, Mellon Bank Corp., National City Corp., NationsBank Corp., NBD Bancorp Inc., Norwest Corp., PNC Financial Corp., Republic New York Corp., SunTrust Banks, Inc., U.S. Bancorp and Wachovia Corp.) and two savings and loan holding companies (H.F. Ahmanson & Co. and Great Western Financial Corporation). Each company in the peer group, except H.F. Ahmanson & Co. and Great Western Financial Corporation, was included in the list of companies reflected in the Common Stock Performance Graph in the proxy statement for the Company's 1995 Annual Meeting. H.F. Ahmanson & Co. and Great Western Financial Corporation were added to the peer group for the purposes of the Committee's analysis because they are the two largest savings and loan holding companies in the nation.

    The Committee considered several measures of performance in evaluating the Company's performance relative to the peer group, including: total assets; yearend stock prices; net earnings; fully-diluted net income per share; return on average assets; return on average equity; capital levels; the ratio of non-performing assets ("NPAs") and troubled debt restructured ("TDRs") to period-end loans; the ratio of net charge-offs to average loans and leases; loan loss coverage; the ratio of general and administrative expenses ("G&A") to interest income and other income; the ratio of non-interest expenses to pretax earnings; and the ratio of pretax earnings to net interest income and non-interest income. In addition, in evaluating compensation, the Committee also considered other factors, including: the attainment of long-term plans and budgets; the attainment of goals and objectives; the attainment of credit ratings by nationally-recognized rating services; the attainment of regulatory examination ratings by the Company and its principal operating subsidiary,

World Savings and Loan Association; the attainment of regulatory capital standards by World Savings and Loan Association; the strategic accomplishments of the Company; and the general assessment of the executives by peers, equity analysts and others.

    With respect to total compensation, the Committee considered annual compensation of the Company's Senior Executive Officers relative to executives in the peer group, for the period 1992 through 1994, including: (i) salary, bonuses and other forms of cash compensation; and (ii) equity-based compensation, including restricted stock and stock options. In general, the Committee concluded that while exact comparisons could not be made, the compensation of the Company's Senior Executive Officers for the period in question was in accordance with compensation for the peer group.

    The Committee also considered stock option awards for the Company's executive officers. In general, each executive officer's eligibility for and the amount of those awards were determined considering such officer's performance, the amount of options previously granted and the Company's objectives of encouraging strong performance in the future, providing an opportunity for employees to acquire a proprietary interest in the Company and encouraging employees to remain in the employ of the Company.

  TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's two Chief Executive Officers and to each of the other three most highly compensated executive officers. The Company generally may deduct compensation paid to such an officer only to the extent that the compensation does not exceed $1 million during any fiscal year or is "performance-based" as defined in section 162(m). At present, the Committee believes that the Company will not be affected by section 162(m) because no Company executive currently receives cash compensation in excess of $1 million, and any compensation paid pursuant to the Company's Stock Option Plan qualifies for continued deductibility pursuant to transition rules applicable under section 162(m). Also, the Board of Directors has approved modifications, subject to stockholder approval, to the Stock Option Plan to ensure continued deductibility of compensation paid under the plan. Such changes are being voted on at the 1996 Annual Meeting.

  1995 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICERS

    In setting the salary and stock option awards for the Chief Executive Officers, the Committee took into account the Company's performance in return on average equity; return on average assets; ratio of Tier 1 capital to total assets; ratio of Total Risk-Weighted capital to assets; ratio of NPAs and TDRs to period-end loans; ratio of net charge-offs to average loans; loan loss coverage ratio; ratio of G&A to net interest income and other income; ratio of non-interest expense to pretax earnings; and ratio of pretax earnings to net interest income and non-interest income.

    In considering the compensation of the Chief Executive Officers, the Committee also considered the attainment of goals and objectives and plans and budgets in key areas of operations, including expense control, loan production, asset quality, branch network growth and capital growth. The Committee also considered the generally favorable results attained by the Company and its principal operating subsidiary, World Savings and Loan Association, during examinations by the Office of Thrift Supervision. The Committee also acknowledged the continued recognition of the Chief Executive Officers by the business press, equity analysts and others, with respect to the performance of the Chief Executive Officers and their contributions to the performance of the Company.

    The Committee considered the foregoing factors as a group without assigning relative weight to any one factor over another. Based upon its review of the Company's performance and the performance of the Chief Executive Officers, the Committee arrived at recommendations with respect to salaries and stock option awards.

    The Committee also evaluated the recommended compensation of the Chief Executive Officers by comparing their compensation for the period 1992 through 1994 to that of chief executive officers of companies in the peer group over the comparable period. The Committee recognized that the Chief Executive Officers' compensation included only salary and stock option components, while the components of chief executive officer compensation for the peer group included not only salary and stock options but also included other forms of cash compensation, such as bonuses and long-term incentives, and other forms of stock-based compensation, such as restricted stock. These differences in the form of compensation received by the Chief Executive Officers and that received by chief executives of companies in the peer group made exact comparisons difficult; however, the Committee reached certain general conclusions regarding the Chief Executive Officers' compensation.

    In general, the trends in the increase in the Chief Executive Officers' cash compensation for the period reviewed were consistent with such trends in the peer group. Further, for a number of the chief executives of companies in the peer group, the total amount of cash compensation received significantly exceeded the cash compensation of the Chief Executive Officers. In addition, the number of stock options awarded to the Chief Executive Officers had in a number of cases been lower than awards made to chief executives of companies in the peer group. Further, the Committee noted that the Chief Executive Officers had not been awarded forms of stock-based compensation other than stock options, while a number of the chief executives of companies in the peer group had benefited from other forms of such compensation.

    The Committee concluded, after reviewing this data, that the compensation of the Chief Executive Officers for the period 1992 through 1994 was in accordance with the compensation for executives of companies in the peer group for the comparable period.

    Based upon its review of the Company's performance and the performance of the Chief Executive Officers, and considering the level of compensation of the Chief Executive Officers compared to the peer group, the Committee concluded that the recommendations it had arrived at were consistent with the Committee's traditional approach to executive compensation and were appropriate in a comparative context. Accordingly, the Committee determined to recommend to the Board of Directors salaries and stock option grants, for the period May 2, 1995 through April 30, 1996, in the amounts reflected in the Summary Compensation Table located elsewhere in this proxy statement.

                                          COMPENSATION COMMITTEE
                                              Paul Sack, Chairman
                                              Kenneth T. Rosen

SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").

    Based solely on the Company's review of such reports and written representations from certain persons that certain of such reports were not required to be filed by such persons, no officer, director or person who owns more than ten percent of a registered class of the Company's equity securities failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 1995.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership, as of the dates indicated, of each stockholder other than Herbert M. Sandler, Marion O. Sandler, and Bernard A. Osher, known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. The table also sets forth the beneficial ownership, as of February 29, 1996, of each of the executive officers named in the Summary Compensation Table located elsewhere in this proxy statement who are not also directors of the Company:

                                                          AMOUNT AND NATURE
                                                            OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER                          OWNERSHIP         PERCENT OF CLASS
------------------------------------------------------  ----------------------  -----------------
The Capital Group Companies, Inc......................       3,506,500(1)                6.0%
333 South Hope Street
Los Angeles, CA 90071
Dodge & Cox, Incorporated.............................       3,680,703(2)                6.3%
One Sansome Street
San Francisco, CA 94104
FMR Corp..............................................       5,190,805(3)                8.9%
82 Devonshire Street
Boston, MA 02109
Wellington Management Company/........................       5,857,300(4)(6)            10.0%
Thorndike, Paine & Lewis
75 State Street
Boston, MA 02109
The Windsor Funds, Inc.,..............................       5,763,800(5)(6)             9.8%
a member of the Vanguard Group of Investment Companies
Vanguard Financial Center
Valley Forge, PA 19482
James T. Judd.........................................          95,210(7)                 .2%
Senior Executive Vice President
of the Company and President and
Chief Operating Officer of
World Savings and Loan Association
1901 Harrison Street
Oakland, CA 94612
Russell W. Kettell....................................         415,832(7)                 .7%
President and Treasurer of the
Company and Senior Executive
Vice President of World Savings
and Loan Association
1901 Harrison Street
Oakland, CA 94612
Dirk S. Adams.........................................          23,200(7)                 --
Group Senior Vice President of the Company and World
Savings and Loan Association
1901 Harrison Street
Oakland, CA 94612

------------
(1) Includes 3,506,500 shares with sole disposition power and 1,160,000 with sole voting power, based upon SEC Schedule 13G dated February 9, 1996.

(2) Includes 3,680,703 shares with sole disposition power and 3,680,703 with sole voting power, based upon SEC Schedule 13G dated February 8, 1996.

(3) Includes 5,190,805 shares with sole disposition power and 70,451 shares with sole voting power, based upon SEC Schedule 13G dated February 14, 1996.

(4) Includes 5,857,300 shares with shared disposition power and 85,900 with shared voting power, based upon SEC Schedule 13G dated January 30, 1996.

(5) Includes 5,763,800 shares with shared disposition power and 5,763,800 with sole voting power, based upon SEC Schedule 13G dated February 2, 1996.

(6) The shares reported by the Windsor Fund are also included in those reported by Wellington Management Company.

(7) Includes 75,210, 191,500, and 18,200 shares which Messrs. Judd, Kettell, and Adams, respectively, may acquire upon exercise of employee stock options exercisable on February 29, 1996 or within 60 days thereafter.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

    The cash compensation paid to each of the two Chief Executive Officers and to the three most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries is set forth below:

                           SUMMARY COMPENSATION TABLE
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                                                             LONG TERM
                                                                          ANNUAL COMPENSATION              COMPENSATION
                                                               ------------------------------------------  -------------
                                                                               OTHER ANNUAL                  ALL OTHER
                                                                               COMPENSATION     OPTIONS    COMPENSATION
           NAME AND PRINCIPAL POSITION                YEAR     SALARY ($)(A)      ($)(B)        (#)(C)        ($)(D)
--------------------------------------------------  ---------  --------------  -------------  -----------  -------------
HERBERT M. SANDLER                                       1995  $   931,176       $   9,427        25,000     $   5,133
  Chairman of the Board and Chief                        1994      889,704          11,613        35,000         5,201
  Executive Officer of the Company                       1993      847,833           8,657        35,000         5,078
  and World Savings and Loan Association
MARION O. SANDLER                                        1995      931,176           9,416        25,000         5,133
  Chairman of the Board and Chief                        1994      889,704          11,344        35,000         5,201
  Executive Officer of the Company and                   1993      847,833           8,313        35,000         5,078
  World Savings and Loan Association
JAMES T. JUDD                                            1995      655,952(E)        7,309        15,000         5,133
  Senior Executive Vice President of the                 1994      631,192(E)        6,419        17,500         5,201
  Company and President and Chief                        1993      605,896(E)        7,136        17,500         5,078
  Operating Officer of World Savings and Loan
  Association
RUSSELL W. KETTELL                                       1995      504,772           2,659        15,000         5,133
  President and Treasurer of the                         1994      482,288           1,188        17,500         5,201
  Company and Senior Executive                           1993      459,320           2,989        17,500         5,078
  Vice President of World Savings
  and Loan Association
DIRK S. ADAMS                                            1995      297,000           2,044         2,400         5,133
  Group Senior Vice President of the                     1994      282,852           1,968         3,000         5,201
  Company and World Savings and                          1993      270,672           1,907         2,500         5,078
  Loan Association

------------
(A) Amounts shown include cash compensation earned and received by executive officers.

(B) Amounts are for cash reimbursement for income taxes incurred by individuals on fringe benefits.

(C) Options granted are under the Company's 1987 Stock Option Plan which provides for the issuance of both incentive stock options and nonqualified stock options.

(D) Amounts shown in this column represent Company contributions on behalf of each of these officers to the Company's 401(K) plan, $4,620 (1995 and 1994), and $4,497 (1993), and payments by the Company for term life insurance for executive officers in excess of their individual contributions, $513 (1995) and $581 (1994 and 1993).

(E) Amounts for Mr. Judd also include $100,000 in each year, which amounts were vested and available to be paid to Mr. Judd at his election pursuant to a deferred compensation agreement. Such amount was received during 1995; in 1994 he elected to receive only $91,663 and in 1993 he elected to receive only $66,667.

INDEBTEDNESS OF MANAGEMENT

    During 1995, J. L. Helvey, Group Senior Vice President of the Company and World Savings and Loan Association, was indebted to the Company for a residential loan. The largest aggregate balance outstanding from January 1, 1995 to February 29, 1996 was $133,184. The annual interest rate charged on this indebtedness was from 5.44% to 6.43%. The amount of indebtedness outstanding at February 29, 1996 was $129,983.

DEFERRED COMPENSATION

    The Company has entered into deferred compensation agreements with certain of the key employees of the Company and its subsidiaries, as selected by the Office of the Chairman, including Messrs. Judd, Kettell and Adams.

    The agreements provide for benefits payable in monthly installments over ten years upon retirement at age 65 or upon the death of the employee (paid to his beneficiary). The agreements contain vesting schedules that provide for full vesting by ages ranging from 58 to 63, depending upon the age of the employee at time the agreement was executed. The vesting schedules provide that one-third of the benefits vest during the first half of the vesting period and two-thirds vest during the second half.

    The  annual  installments payable  upon  retirement at  age  65 or  death to
Messrs. Judd, Kettell and Adams are $300,000, $375,000, and $100,000, respectively. As of December 31, 1995, Messrs. Judd, Kettell, and Adams had accumulated vested benefits of $952,000, $1,322,700, and $93,200, respectively, pursuant to the agreements. During 1995, the following amounts under the agreements were vested for the accounts of Messrs. Judd, Kettell, and Adams, respectively: $142,800, $231,000 and $19,900. In addition, Mr. Judd has $441,670 in fully vested benefits remaining from a separate deferred compensation agreement that provides for an aggregate of 120 monthly installments of $8,333 each to be paid to him at his election.

    The Company carries life insurance policies on the lives of these employees in amounts estimated to be sufficient to cover its obligations under the agreements. If assumptions as to mortality experiences, future policy dividends and other factors are realized, the Company will recover an amount equal to all retirement payments under the agreements, plus the premiums on the insurance contracts and the interest that could have been earned on the use of the retirement and premium payments.

COMPENSATION OF DIRECTORS

    An annual retainer of $15,000, paid monthly, and a fee of $2,000 for each Board of Directors meeting attended is paid to directors who are not employees of the Company. In addition, the Chairman of the Audit Committee receives a fee of $1,250 per Audit Committee meeting attended and each of the other members of the Audit Committee receives a fee of $1,000 for each Audit Committee meeting attended.

STOCK OPTIONS

    Information concerning individual grants of stock options made to the two Chief Executive Officers and the three most highly compensated executive officers of the Company during the year ended December 31, 1995 is set forth below:

                              OPTION GRANTS TABLE
                 OPTION GRANTS FOR YEAR ENDED DECEMBER 31, 1995

                                                                                                 POTENTIAL REALIZABLE
                                                        INDIVIDUAL GRANTS                              VALUE AT
                                    ---------------------------------------------------------  ASSUMED ANNUAL RATES OF
                                                       % OF                                             STOCK
                                                   TOTAL OPTIONS                                PRICE APPRECIATION FOR
                                                    GRANTED TO                                          OPTION
                                      OPTIONS        EMPLOYEES      EXERCISE OR                          TERM
                                      GRANTED        IN FISCAL      BASE PRICE    EXPIRATION   ------------------------
               NAME                     (#)            YEAR           ($/SH)         DATE        5%($)        10%($)
----------------------------------  -----------  -----------------  -----------  ------------  ----------  ------------
Herbert M. Sandler................      25,000            9.0%       $   46.00     06/02/2005  $  723,000  $  1,833,000
Marion O. Sandler.................      25,000            9.0            46.00     06/02/2005     723,000     1,833,000
James T. Judd.....................      15,000            5.4            46.00     06/02/2005     434,000     1,100,000
Russell W. Kettell................      15,000            5.4            46.00     06/02/2005     434,000     1,100,000
Dirk S. Adams.....................       2,400             .9            53.50     01/12/2006      81,000       205,000

    Information concerning exercises of stock options by the two Chief Executive Officers and the three most highly compensated executive officers of the Company during the year ended December 31, 1995 and certain information concerning unexercised stock options is set forth below:

                    OPTION EXERCISES AND YEAREND VALUE TABLE

      AGGREGATED OPTION EXERCISES FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                    DECEMBER 31, 1995 YEAREND OPTION VALUES

                                                                                                  VALUE OF UNEXERCISED
                                                                    NUMBER OF UNEXERCISED             IN-THE-MONEY
                                                                          OPTIONS AT                   OPTIONS AT
                                                                     DECEMBER 31, 1995(#)       DECEMBER 31, 1995($)(B)
                                  SHARES ACQUIRED      VALUE      --------------------------  ----------------------------
              NAME                ON EXERCISE(#)   REALIZED($)(A) EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------  ---------------  -------------  -----------  -------------  -------------  -------------
Herbert M. Sandler..............       127,300      $ 5,537,550      491,400         95,000   $  19,287,300   $ 1,246,250
Marion O. Sandler...............            --               --      572,410         95,000      22,903,125     1,246,250
James T. Judd...................        13,290          523,812       67,710         50,000       2,410,976       646,250
Russell W. Kettell..............        37,000        1,254,375      184,000         50,000       7,417,938       646,250
Dirk S. Adams...................         1,000           35,250       23,200         12,900         719,237       194,888

------------
(A) Market value of underlying securities at exercise date less the option price.

(B) Market value of unexercised "in-the-money" options at year end less the option price of the "in-the-money" options.

COMMON STOCK PERFORMANCE GRAPH

    The graph below compares the yearly change in the Company's cumulative total stockholder return on its Common Stock for the five years ended December 31, 1995 with the cumulative total return, assuming reinvestment of dividends, of each of the Standard & Poor's 500 Stock Index, an index of peer companies used in prior years' proxy statements, and the S&P Regional Bank Index. The companies included in the prior years' peer index are all regional bank holding companies that have assets in excess of $20 billion and a primary bank operating subsidiary rated as high as or higher than the Company's principal subsidiary, World Savings and Loan Association (A1 or better by Moody's and A+ or better by Standard & Poor's): namely, BANC ONE Corp.; BankAmerica Corp.; Boatmen's Bancshares; Corestates Financial Corp.; First Bank System; First Chicago Corp.; First Union Corporation; Mellon Bank Corp.; National City Corp.; NationsBank Corp.; NBD Bancorp Inc.; Norwest Corp.; PNC Bancorp; Republic New York Corp.; SunTrust Banks, Inc.; U.S. Bancorp; and Wachovia Corp. For ease in the annual preparation of the performance graph, the Company has selected as its peer group index for this year and future years the S&P Regional Bank Index, an index that is similar to the peer group index used by the Company in prior years but which is regularly published by Standard & Poor's. The S&P Regional Bank Index includes the same companies as were included in the prior years' peer group except for BankAmerica Corp., First Chicago Corp., and NBD Bancorp Inc., and also includes the following additional companies: Bank of Boston, Bank of New York, Barnett Banks, Inc., Comerica Inc., First Fidelity Bancorp, First Interstate Bancorp, Fleet Financial Group, Key Corp., and Wells Fargo & Co. The returns of each component company of such group have been weighted according to the stock market capitalization of the respective company. Cumulative total stockholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and (B) the difference between the Company's share price at the beginning and the end of the measurement period by (ii) the share price at the beginning of the measurement period.

                   TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      DEC90      DEC91      DEC92      DEC93      DEC94      DEC95
GOLDEN WEST FINANCIAL CORP                100     178.12     178.09     161.15     146.80     231.85
S&P 500 INDEX                             100     130.47     140.41     154.56     156.60     215.45
S&P MAJOR REGIONAL BANKS                  100     178.89     227.81     241.52     228.59     359.93
PRIOR YEARS' PEER GROUP                   100     169.71     211.38     214.51     198.58     310.08

    Assumes $100 invested on December 31, 1990 in the stock of Golden West Financial Corporation, S&P 500 Index, S&P Regional Banks and Prior Years' Peer Group (weighted by market capitalization). Total return assumes reinvestment of dividends.

          APPROVAL OF THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN

    The Board of Directors has approved the adoption of an amended and restated 1996 Stock Option Plan (the "Plan"). Adoption of the amended and restated Plan is subject to the approval of a majority of the shares of the Company's Common Stock which are present in person or by proxy and entitled to vote at the Annual Meeting. The Plan previously was known as the 1987 Stock Option Plan, and was first approved by stockholders at the 1987 Annual Meeting. The Plan was again approved by stockholders at the 1991 Annual Meeting. The Board of Directors recommends a vote FOR adoption of the Plan.

    The principal changes to the Plan are as follows: (1) the formal name of the Plan has been changed to the 1996 Stock Option Plan, (2) the Plan now contains an annual limit on the number of option shares that any individual may receive during any calendar year (the Plan previously contained no such limit), (3) options now are permitted to be granted to employees and consultants of the Company or of any affiliate of the Company (rather than only to employees and consultants of the Company and of its subsidiary corporations as defined under the Internal Revenue Code), and (4) incentive stock options now may be granted under the Plan until February 1, 2006 and options which are not incentive stock options may be granted as long as shares remain available to be issued under the Plan (the Plan previously was scheduled to expire on December 31, 1996). The amended and restated Plan does not increase the number of shares available for issuance under the Plan.

DESCRIPTION OF THE PLAN

    The following paragraphs provide a summary of the principal features of the Plan and its operation. The Plan is set forth in its entirety as Exhibit A to this Proxy Statement. The following summary is qualified in its entirety by reference to Exhibit A.

PURPOSE

    The Plan is intended to increase incentive and encourage stock ownership on the part of eligible participants. The Plan also is intended to encourage such participants to increase their efforts on behalf of the Company and its affiliates.

ELIGIBILITY TO RECEIVE OPTIONS

    Key employees of the Company and its affiliates (I.E., any corporation or other entity which is controlled by the Company), and persons who provide significant services to the Company and its affiliates, but who are neither employees of the Company or of its affiliates nor directors of the Company ("consultants") are eligible to be granted options under the Plan. However, incentive stock options (see below) may be granted only to employees of the Company or of one of the Company's subsidiary corporations (as defined under the Internal Revenue Code). The Company and its affiliates currently have approximately 3,800 full-time employees. The actual number of employees and consultants who will receive options under the Plan is not determinable because eligibility for participation in the Plan is at the discretion of the Committee (see below).

ADMINISTRATION, AMENDMENT AND TERMINATION

    The Plan is administered by the Stock Option Committee of the Board of Directors of the Company (the "Committee"). The members of the Committee must qualify as "disinterested persons" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and as "outside directors" under section 162(m) of the Internal Revenue Code (the "Code"). Subject to the terms of the Plan, the Committee has the sole discretion to determine the key employees and consultants who shall be granted options, the terms and conditions of such options, and to construe and interpret the Plan and the written option agreements. The Company's Board of Directors may amend or terminate the Plan at any time and for any reason, but as required under Rule 16b-3, certain material amendments to the Plan must be approved by stockholders.

NUMBER OF SHARES AVAILABLE UNDER THE PLAN

    The Company has not proposed to increase the number of shares available under the Plan. At the 1991 Annual Meeting of Stockholders, a total of 7,000,000 shares of the Company's Common Stock were approved by stockholders for issuance pursuant to options granted under the Plan. As of February 29, 1996, 2,930,745 shares are subject to options currently outstanding under the Plan, and 2,845,700 shares remained available for any options to be granted in the future. In general, if an option expires without having been fully exercised, the shares covered thereby again will be available for grant.

TYPE AND NUMBER OF OPTIONS

    The Committee may grant incentive stock options (I.E., options which are entitled to certain favorable tax treatment), nonqualified stock options (I.E., options which are not incentive stock options), or a combination thereof. The number of shares covered by each option will be determined by the Committee, but during any calendar year, no individual may be granted options for more than 300,000 shares. Also, the aggregate fair market value (as of the date of grant of the option) of the shares with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

EXERCISE PRICE

    The price of the shares of the Company's Common Stock subject to each option is set by the Committee but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of the fair market value on the date of grant if, at the time of grant, the employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary corporations.

EXERCISABILITY AND EXPIRATION OF OPTIONS

    Options granted under the Plan are exercisable at the times and on the terms established by the Committee. After an option is granted, the Committee may accelerate the exercisability of the option. Options expire at the times established by the Committee, but in no event may an option have a term of more than 10 years from the date of its grant. The maximum term is reduced to 5 years in the case of an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its subsidiary corporations.

PAYMENT OF EXERCISE PRICE

    The exercise price of each option must be paid in full in cash at the time of exercise. The Committee also may permit payment by the tender of shares of the Company's Common Stock that already are owned by the optionee or by any other means which the Committee determines to be consistent with the Plan's purpose and to provide legal consideration for the shares. Any taxes required to be withheld also must be paid at the time of exercise.

OPTIONS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

    As described above, the Committee has discretion to determine the number of options (if any) to be granted to any individual under the Plan. Accordingly, the actual number of options to be granted to any individual is not determinable. No options have been granted under the Plan during 1996. The table on the following page sets forth (a) the aggregate number of shares of the Company's Common Stock subject to options granted under the Plan during 1995, and (b) the average per share exercise price of such options.

                                                                                     AVERAGE PER SHARE EXERCISE
             NAME OF INDIVIDUAL OR GROUP                NUMBER OF OPTIONS GRANTED               PRICE
------------------------------------------------------  -------------------------  -------------------------------
Herbert M. Sandler
Chairman of the Board and Chief Executive Officer                    25,000                   $   46.00

Marion O. Sandler
Chairman of the Board and Chief Executive Officer                    25,000                       46.00

James T. Judd
Senior Executive Vice President                                      15,000                       46.00

Russell W. Kettell
President and Treasurer                                              15,000                       46.00

Dirk S. Adams
Group Senior Vice President                                           2,400                       53.50

All executive officers, as a group                                   85,700                       46.50

All directors who are not executive officers, as a
group                                                          Not eligible                          --

All employees who are not executive officers, as a
group                                                               192,550                       53.30

NONTRANSFERABILITY OF OPTIONS

    Options granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

TAX ASPECTS

    Based on management's understanding of current federal income tax laws, the tax consequences of the grant of options under the Plan are as follows.

    A recipient of an option granted under the Plan will not have taxable income at the time of grant.

    Upon exercise of a nonqualified stock option, the optionee generally must recognize taxable income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Any gain or loss recognized upon any later sale or other disposition of the shares generally will be capital gain or loss.

    Upon exercise of an incentive stock option, the optionee generally will not be required to recognize any taxable income on account of such exercise. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for a specified period.

    The Company generally will be entitled to a tax deduction in connection with an option granted under the Plan in an amount equal to the ordinary income (if any) realized by the optionee. In addition, Internal Revenue Code section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's two Chief Executive Officers and to each of the other three most highly compensated executive officers. The general rule is that annual compensation paid to any of these executives (including compensation from the exercise of stock options) may be deducted only to the extent that it
(1)  does not  exceed $1,000,000,  or (2)  is "performance-based"  as defined in section 162(m). The Plan has been designed to permit the Committee to grant options which will qualify as performance-based compensation.

                              APPROVAL OF AUDITORS

    The Board of Directors has appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the year ending December 31, 1996, subject to stockholder approval. If the stockholders do not vote in favor of the appointment of Deloitte & Touche LLP, the Board of Directors will consider the selection of other auditors.

    Representatives of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions. They will be given the opportunity to make a statement, if they desire to do so.

    Deloitte & Touche LLP has served as the Company's independent auditors since 1963 and was selected by the Board of Directors to serve in 1995, which selection was ratified and approved by the stockholders of the Company on May 2, 1995. In order to be adopted, the proposal to approve the appointment of Deloitte & Touche LLP as auditors for the Company must be approved by the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the meeting. The Board of Directors recommends a vote FOR the appointment of Deloitte & Touche LLP to serve as the Company's independent auditors for the year ending December 31, 1996.

                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

    Stockholders' proposals intended to be presented at the 1997 Annual Meeting of Stockholders of the Company must be received by the Company not later than November 11, 1996, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Proposals should be addressed to the Company at 1901 Harrison Street, Oakland, California, 94612, Attention: Corporate Secretary.

                                 OTHER MATTERS

    The management knows of no business other than that mentioned above to be transacted at the Annual Meeting, but if other matters do properly come before the meeting it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment, and discretionary authority to do so is included in the proxy.

                                          GOLDEN WEST FINANCIAL CORPORATION
                                          Oakland, California

March 15, 1996

                                                                       EXHIBIT A

                       GOLDEN WEST FINANCIAL CORPORATION
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED FEBRUARY 2, 1996)

                                   ARTICLE I
                                    GENERAL

1.  PURPOSE.

    This 1996 Stock Option Plan (the "Plan") is intended to increase incentive and to encourage stock ownership on the part of (i) selected key employees of Golden West Financial Corporation (the "Company") or of other corporations which are or become subsidiaries of the Company, and (ii) certain consultants, advisory board members, and other independent contractors who provide services to the Company or its subsidiaries, but who are neither employees of the Company or its subsidiaries nor directors of the Company ("consultants"). It is also the purpose of the Plan to provide such employees and consultants with a proprietary interest, or to increase their proprietary interest, in the Company and its subsidiaries, and to encourage them to remain in the employ of and/or to increase their efforts on behalf of the Company or its subsidiaries. It is intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("incentive stock options"), and that certain other options granted pursuant to the Plan shall not constitute incentive stock options ("nonqualified stock options"). Prior to February 2, 1996, the Plan was known as the 1987 Stock Option Plan.

2.  ADMINISTRATION.

    The Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of Golden West Financial Corporation (the "Board"). The Committee shall from time to time at its discretion make determinations with respect to the persons to whom options shall be granted and the amount of such options. The Committee shall consist of not fewer than two members of the Board. The Committee shall be comprised solely of Directors who both are (i) "outside directors" under section 162(m) of the Code and (ii) "disinterested persons" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

    The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.  ELIGIBILITY.

    Subject to Section 2 of this Article I, the persons who shall be eligible to receive options under the Plan shall be such persons selected by the Committee from among the officers, key employees (including directors who are also salaried employees of the Company) and consultants of the Company, as may be determined by the Committee in its sole discretion. Notwithstanding any contrary provision of the Plan, consultants shall not be eligible to receive incentive stock options.

    Except where the context otherwise requires, the term "Company," as used herein, shall include (i) Golden West Financial Corporation and (ii) [any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with Golden West Financial Corporation (each a "subsidiary corporation")], and the terms "officers, key employees and consultants of the Company," and words of similar import, shall include officers, key employees and consultants of each such subsidiary corporation, as well as officers, key employees and consultants of Golden West Financial Corporation.

4.  SHARES OF STOCK SUBJECT TO THE PLAN.

    The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's common stock (the "Common Stock"). The aggregate number of shares which may be issued under the Plan shall not exceed 7,000,000 shares of Common Stock, unless an adjustment is required in accordance with Article III.

    If an option expires or is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such option which were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an option granted hereunder (to the same person or to a different person).

5.  AMENDMENT OF THE PLAN.

    The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. However, if and to the extent required to maintain the Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted to such individual.

6.  TERM OF PLAN.

    The Plan, as amended and restated herein, shall remain in effect until amended or terminated by the Board in accordance with Section 5 of Article I. However, without further stockholder approval, no option which is intended to be an incentive stock option may be granted under the Plan after February 1, 2006.

7.  RESTRICTIONS.

    All options granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such options or the issuance, if any, or purchase of shares in connection therewith, such options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

8.  NONASSIGNABILITY.

    No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by such optionee, and no other person shall acquire any rights therein.

9.  WITHHOLDING TAXES.

    Whenever shares of Common Stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

10.  DEFINITION OF "FAIR MARKET VALUE."

    For the purposes of this Plan, the term "Fair Market Value," when used in reference to the date of grant of an option or the date of surrender of Common Stock in payment for the purchase of shares pursuant to the exercise of an option, as the case may be, shall mean the closing sale price of the Common Stock quoted on the Composite Tape for New York Stock Exchange -- Listed Stocks, as published in "The Wall Street Journal," or if no sale price was quoted on such date, then as of the next preceding date on which such a sale price was quoted. If the Common Stock is not listed on the New York Stock Exchange, Fair Market Value shall mean the mean between the highest and lowest sale prices on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, as published in "The Wall Street Journal" and determined by the Committee, or, if such stock is not listed on any such securities exchange, the mean between the highest and lowest sale prices or bid quotations with respect to a share of such stock on the date such option is granted on the National Association of Securities Dealers, Inc.

Automated Quotations System or any successor system or, if no such sale prices or quotations are available, the Fair Market Value on the date in question of a share of such stock as determined in good faith by the Committee.

                                   ARTICLE II
                                 STOCK OPTIONS

1.  AWARD OF STOCK OPTIONS.

    Awards  of stock options may be made under  the Plan under all the terms and conditions contained herein. However, the aggregate Fair Market Value (determined as of the date of grant) of the stock with respect to which incentive stock options are exercisable for the first time by such officer or key employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. The nature of options under the foregoing sentence shall be determined by taking options into account in the order in which they were granted. In no event shall an option constitute an incentive stock option if, at the time such option is granted, the terms of the option provide that it shall not constitute an incentive stock option. The date on which any option is granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.

2.  TERM OF OPTIONS AND EFFECT OF TERMINATION.

    Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. In addition, notwithstanding any other provision of the Plan, no incentive stock option granted under the Plan to a person who, at the time such option is granted and in accordance with Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be exercisable after the expiration of five (5) years from the date of its grant.

3.  TERMS AND CONDITIONS OF OPTIONS.

    Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall contain such terms and conditions as determined by the Committee in its sole discretion and which also shall comply with the following terms and conditions.

    (A)OPTIONEE'S AGREEMENT.

    Each optionee shall agree to remain in the employ of and/or to render to the Company his or her services for a period of two (2) years from the date of the option, but such agreement shall not impose upon the Company any obligation to retain the optionee in its employee and/or service for any period.

    (B)NUMBER OF SHARES AND TYPE OF OPTION.

    Each option agreement shall state the number of shares to which the option pertains and whether the option is intended to be an incentive stock option or a nonqualified stock option. During any calendar year, no individual shall be granted options covering more than 300,000 shares. An option which is intended to be an incentive stock option may be granted only to an individual who on the grant date is an employee of Golden West Financial Corporation or of a corporation which constitutes a subsidiary corporation (within the meaning of Section 424(f) of the Code) of Golden West Financial Corporation.

    (C)OPTION PRICE.

    Each option agreement shall state the option price per share (or the method by which such price shall be computed). The option price per share shall not be less than 100% of the Fair Market Value of a share of the Common Stock on the date such option is granted. Notwithstanding the foregoing, the option price per share of an incentive stock option granted to a person who, on the date of such grant and in accordance with Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be not less than 110% of the Fair Market Value of a share of the Common Stock on the date that the option is granted.

    (D)MEDIUM AND TIME OF PAYMENT.

    The option price shall be payable upon the exercise of an option in the legal tender of the United States or, in the discretion of the Committee, (i) by tendering previously acquired shares having an aggregate Fair Market Value at the time of exercise equal to the total option price, or (ii) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the shares, and to be consistent with the purposes of the Plan. Upon receipt of payment, the Company shall deliver to the optionee (or the person entitled to exercise the option) a certificate or certificates for the shares of Common Stock to which the option pertains.

    (E)EXERCISE OF OPTIONS.

    Each option shall state the time or times when it becomes exercisable, which shall be determined by the Committee. The Committee may, in its discretion, waive any vesting provisions contained in an option agreement.

    To the extent that an option has become vested (except as provided in Article III), and subject to the foregoing restrictions, it may be exercised in whole or in such lesser amount as may be authorized by the option agreement; provided, however, that no partial exercise of an option shall be for fewer than fifty (50) shares of Common Stock. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided.

    (F)TERMINATION AND TRANSFER OF OPTIONS.

    In connection with the grant of any option under the Plan, the Committee may provide in the option agreement for the termination of all or any portion of an option under certain circumstances, including, without limitation, termination of the recipient's employment or service as a result of resignation, retirement, disability or death, or for cause, and may distinguish among various causes of termination as the Committee deems appropriate. In addition, the Committee may provide, through an option agreement or otherwise, that in the event an optionee's employment (or other service for the Company) is terminated, (i) such optionee's options may be exercised (by the optionee or, if appropriate, his or her beneficiary or personal representative) for specified periods thereafter within the option period, or (ii) to the extent not fully exercisable or otherwise vested on the termination date, such optionee's options may continue to become exercisable within the option period.

                                  ARTICLE III
                      RECAPITALIZATION AND REORGANIZATIONS

    The number of shares of Common Stock covered by the Plan, and the number of shares and price per share of each outstanding option shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

    If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation (a "Terminating Transaction") shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided, however, that each optionee in the event of a Terminating Transaction which will cause his or her option to terminate shall have the right immediately prior to such Terminating Transaction to exercise such option in whole or in part, subject to every limitation on the exercisability of such option, other than any vesting provisions not required by the Code.

    To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

    The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

1.  RIGHTS AS A STOCKHOLDER.

    An optionee or a transferee of an option shall have no rights as a stockholder of the Company with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 9 of Article I) by the Company. No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article III.

2.  OTHER PROVISIONS.

    The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

3.  APPLICATION OF FUNDS.

    The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

4.  NO OBLIGATION TO EXERCISE OPTION.

    The granting of an option shall impose no obligation upon the optionee or a transferee of the option to exercise such option.

                                      GOLDEN WEST FINANCIAL CORPORATION
Date: , 1996                          By
                                      Title:

                                                      PROXY SOLICITED BY BOARD OF DIRECTORS
                                      The  undersigned  hereby  appoints  HERBERT  M.  SANDLER,  MARION  O.
                                      SANDLER, and J. L.
                                      HELVEY, or any of them, each  with power of substitution, as  proxies of  the undersigned to  attend the Annual  Meeting of Stockholders of
                                      Golden West Financial Corporation (the "Company"), to be held on  the fourth  floor of the Company's  headquarters located at 1901 Harrison
GOLDEN          PROXY                 Street, Oakland, California, on  April 30, 1996,  at 11:00 a.m.,  and
WEST                                  any  adjournment thereof, and to vote  the number of shares of Common
FINANCIAL                             Stock, $.10 par value, of the Company, which the undersigned would be
CORPORATION                           entitled to vote if personally present on the following:

(1)        ELECTION OF DIRECTORS          /   /   FOR   all   nominees   listed    below  / / WITHHOLD AUTHORITY
                                             (EXCEPT  AS MARKED  TO THE  CONTRARY BELOW)     to vote for all nominees listed  below

                                          Louis J. Galen, Antonia Hernandez, Bernard A. Osher

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
________________________________________________________________________________

(2)        APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1996 STOCK OPTION PLAN.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(3)        RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, independent public accountants, to examine the accounts of the
           Company for the current fiscal year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(4)        In their discretion, upon all other matters as may properly be brought before the meeting or any adjournment thereof.

                                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM OTHER SIDE)

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT AND FOR PROPOSALS 2 AND 3.

    Please date and sign below exactly as your name or names appear hereon. If more than one name appears, all should sign. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full names in such capacity.
                                                ________________________________
                                                   (Signature of Stockholder)
                                                ________________________________
                                                   (Signature of Stockholder)
                                                Dated ____________________, 1996

 STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE
                               ENCLOSED ENVELOPE.